INVESTMENTS IN SALES-TYPE LEASES, DIRECT FINANCING LEASES AND LEASEBACK ASSETS	6 Months Ended
Jun. 30, 2021
Net Investment in Direct Financing and Sales Type Leases [Abstract]
INVESTMENTS IN SALES-TYPE LEASES, DIRECT FINANCING LEASES AND LEASEBACK ASSETS	INVESTMENTS IN SALES-TYPE LEASES, DIRECT FINANCING LEASES AND LEASEBACK ASSETS
The following lists the components of investments in sales-type leases, direct financing leases and leaseback assets as at June 30, 2021 and December 31, 2020:

(in thousands of $)	June 30, 2021
	Sales-Type Leases and Direct Financing Leases	Leaseback Assets	Total
Total minimum lease payments to be received	209,368	72,144	281,512
Less: amounts representing estimated executory costs including profit thereon, included in total minimum lease payments	(37,440)	—	(37,440)
Net minimum lease payments receivable	171,928	72,144	244,072
Estimated residual values of leased property (unguaranteed)	79,621	31,500	111,121
Less: unearned income	(31,320)	(22,590)	(53,910)
Total investment in sales-type lease, direct financing lease and leaseback assets	220,229	81,054	301,283
Allowance for expected credit losses*	(810)	(182)	(992)
Total investment in sales-type lease, direct financing lease and leaseback assets	219,419	80,872	300,291
Current portion	31,619	9,889	41,508
Long-term portion	187,800	70,983	258,783

(in thousands of $)	December 31, 2020
	Sales-Type Leases and Direct Financing Leases	Leaseback Assets	Total
Total minimum lease payments to be received	705,196	79,786	784,982
Less: amounts representing estimated executory costs including profit thereon, included in total minimum lease payments	(40,698)	—	(40,698)
Net minimum lease payments receivable	664,498	79,786	744,284
Estimated residual values of leased property (unguaranteed)	79,621	31,500	111,121
Less: unearned income	(147,876)	(25,596)	(173,472)
Total investment in sales-type lease, direct financing lease and leaseback assets	596,243	85,690	681,933
Allowance for expected credit losses*	(4,141)	(249)	(4,390)
Total investment in sales-type lease, direct financing lease and leaseback assets	592,102	85,441	677,543
Current portion	45,888	9,532	55,420
Long-term portion	546,214	75,909	622,123

*See Note 1: Interim financial data and Note 18: Allowance for expected credit losses.

As at June 30, 2021, the Company had a total of 27 vessel charters accounted for as sales-type and direct financing leases (December 31, 2020: 28 vessels) and four vessel charters classified as leaseback assets (December 31, 2020: four vessels).

Investments in sales-type and direct financing leases
As at June 30, 2021, the Company had 15 container vessels accounted for as 'direct financing leases' which were chartered on long-term bareboat charters to MSC Mediterranean Shipping Company S.A. ("MSC"), an unrelated party. The terms of the charters for the 15 container vessels provide the charterer with purchase options throughout the term of the charters and the Company with a put option at the end of the seven years charter period. In July 2021, SFL was notified by MSC that they would exercise purchase options on the 15 container vessels. Three of the 15 vessels have been delivered to MSC and the remaining are expected to be delivered by the end of the third quarter of 2021 (refer to Note 20: Subsequent events).

During the year ended December 31, 2020, the Company recognized the amount of $361.0 million in investments in direct financing leases in respect of one drilling unit (West Linus) which is held by a wholly owned subsidiary of the Company (SFL Linus Ltd.) and leased to a subsidiary of Seadrill. SFL Linus Ltd. was previously determined to be a variable interest entity in which the Company was not the primary beneficiary and the subsidiary was accounted for under the equity method. Following changes to the financing agreement in October 2020 as a result of defaults by Seadrill, the Company was determined to be the primary beneficiary of SFL Linus Ltd. and consolidates it from this date. On March 9, 2021, the bankruptcy court approved the Interim Funding and Settlement Agreement signed between the Company and Seadrill, allowing Seadrill to pay reduced charterhire for West Linus during the interim period. The change in charter rate met the definition of a modification resulting in the lease being reclassified from a direct financing lease to an operating lease. (See also Note 6: Vessels and equipment, net and Note 10: Investment in Associated Companies).

River Box Holding Limited ("River Box") was previously a wholly owned subsidiary of the Company. It holds, through its subsidiaries, investments in direct financing leases in relation to the 19,200 and 19,400 TEU containerships MSC Anna, MSC Viviana, MSC Erica and MSC Reef. On December 31, 2020, the Company sold 50.1% of the shares of River Box to a subsidiary of Hemen Holding Ltd., or Hemen, a related party. Following the sale of River Box, the investments in the four container vessels accounted for as direct financing leases have been derecognized from the consolidated financial statements of the Company. (See also Note 10: Investment in Associated Companies and Note 17: Related Party Transactions).

Investments in leaseback assets
When a sale and leaseback transaction does not qualify for sale accounting, the Company does not recognize the transferred vessels and instead accounts for the purchase as a leaseback asset.
In May 2020, SFL acquired a newbuild very large crude carrier ("VLCC") from Landbridge Universal Limited ("Landbridge") where control was not deemed to have passed to the Company due to the existence of repurchase options in the lease on acquisition and therefore was classified as a leaseback asset. Upon delivery, the vessel immediately commenced a seven year bareboat charter back to Landbridge. Landbridge have purchase options throughout the term of the charters and there is a purchase obligation at the end of the seven year period.

In 2019, SFL acquired six vessels which were classified as 'leaseback assets'. Three of these six vessels were second-hand feeder size container vessels, which were acquired in a purchase and leaseback transaction with subsidiaries of MSC. The vessels were chartered back for approximately six years on a bareboat basis. The charterer has purchase options throughout the term of the charters and the Company has a put option at the end of the six year period. In July 2021, SFL was notified by MSC that they would exercise purchase options on the three container vessels. These three vessels have been delivered to MSC in August 2021 (refer to Note 20: Subsequent events).
The three other vessels were newbuilding VLCCs, which were acquired from an affiliate of Hunter Group ASA ("Hunter Group") and leased back to the Hunter Group on five year bareboat charters. During the year ended December 31, 2020, SFL redelivered all three VLCC's to the Hunter Group, following exercise of the applicable options.